Acquisition of a subsidiary - Summary of acquisition date fair value of each major class of consideration transferred - Europa (Details) - Europa Partners Holdings Limited $ in Thousands	Aug. 09, 2024 USD ($)
Disclosure of detailed information about business combination [line items]
Total cash consideration transferred	$ 8,509
Cash consideration	8,509
Less: cash and cash equivalent balances acquired	163
Total net cash inflow arising on acquisition	$ 8,346